UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

Ethos Technologies Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43065	81-3181024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 New Montgomery Street, Suite 1500
San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 915-0665

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	LIFE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Ethos Technologies Inc. (the “Company”) is providing the below beneficial ownership table to provide updated information regarding the beneficial ownership of shares of the Company’s Class A common stock, $0.0001 par value (the “Class A common stock”) and Class B common stock, $0.0001 par value (the “Class B common stock”) as of September 30, 2026 (the “Updated Beneficial Ownership Table”) in connection with the December 2026 reconstitution of the Russell indices.

Ownership information presented in this Current Report on Form 8-K is calculated pursuant to Rule 403 of Regulation S-K, but eligibility in the Russell indices may be calculated differently and as such, the Company can provide no assurances that the Company’s shares will be included in any indices.

Updated Beneficial Ownership Table

The following table sets forth information known to the Company regarding the beneficial ownership of shares of the Company’s Class A and Class B common stock as of September 30, 2026, by: (i) each of the Company’s named executive officers; (ii) each of the Company’s directors; (iii) all of the Company’s executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by the Company to beneficially own more than 5% of any class of the Company’s voting securities.

Information with respect to beneficial ownership is based on information furnished to the Company by each director, executive officer or stockholder who holds more than 5% of any class of the Company’s voting securities, and Schedules 13G and 13D filed with the Securities and Exchange Commission (the “SEC”), as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are exercisable or restricted stock units (“RSU”) that vest within 60 days of September 30, 2026. Options to purchase shares of the Company’s Class A common stock that are exercisable and RSUs that vest within 60 days of September 30, 2026, are deemed to be beneficially owned by the persons holding these options and RSUs for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to the Company’s knowledge, sole voting and investment power with respect to all shares of common stock listed as beneficially owned by him or her, except for shares owned jointly with that person’s spouse.

The Company has based its calculation of beneficial ownership on (1) 41,714,064 shares of Class A common stock and (2) 23,269,929 shares of the Company’s Class B common stock outstanding as of September 30, 2026. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Ethos Technologies Inc., 90 New Montgomery Street, Suite 1500, San Francisco, CA.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned	Percent of Total Voting Power †
5% or greater stockholders:
Peter Colis(1)	86,191	*	6,428,396	27.6%	25.4%
Lingke Wang(2)	57,942	*	6,304,863	27.1%	24.9%
Entities affiliated with Sequoia Capital(3)	—	—	5,928,755	25.5%	23.4%
Entities affiliated with Accel(4)	—	—	4,607,915	19.8%	18.2%
Entities affiliated with Softbank(5)	3,128,902	7.5%	—	—	*
Named executive officers and directors
Peter Colis(1)	86,191	*	6,428,396	27.6%	25.4%
Vipul Sharma(6)	298,625	*	—	—	*
Kunal Mehta(7)	73,365	*	—	—	*
Roelof Botha(8)	441,774	1.1%	—	—	*
Priscilla Hung(9)	57,205	*	—	—	*
John Kunze(10)	74,714	*	—	—	*
Mark Mullin(11)	10,009	*	—	—	*
Nate J. Niparko(12)	5,914	*	4,607,915	19.8%	18.2%
Khozema Shipchandler(13)	30,261	*	—	—	*
Lingke Wang(2)	57,942	*	6,304,863	27.1%	24.9%
William J. Wheeler(14)	268,851	*	—	—	*
All current executive officers and directors as a group(15)	1,195,733	2.8%	17,341,174	74.5%	68.6%

*	Represents beneficial ownership of less than 1%.
†

Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. The holders of our Class B common stock are entitled to twenty votes per share, and holders of our Class A common stock are entitled to one vote per share.

(1)

Consists of: (i) 6,084,681 shares of Class B common stock held of record by Mr. Colis; (ii) 128,893 shares of Class B common stock held of record by the Peter G. Colis Family Trust U/A/D 7/4/2021, for which John N. Colis serves as Trustee; (iii) 214,822 shares of Class B common stock held of record by the PGC Beta Trust U/A/D 10/18/2024, for which Cresset Trust Company serves as Trustee; (iv) 28,249 shares of Class A common stock held of record by the Colis Zhan Family Trust; and (v) 57,942 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026, which are exchangeable for an equal number of shares of Class B common stock at Mr. Colis’ election. Mr. Colis holds revocable voting proxies over the shares held of record by the Peter G. Colis Family Trust U/A/D 7/4/2021 and the PGC Beta Trust U/A/D 10/18/2024 and, as a result, may be deemed to have sole voting power over such shares. Mr. Colis is the trustee of the Colis Zhan Family Trust. Mr. Colis disclaims beneficial ownership of the shares held by such trusts except to the extent of his pecuniary interest therein.

(2)

Consists of: (i) 3,811,283 shares of Class B common stock held of record by Mr. Wang; (ii) 64,043 shares of Class B common stock held of record by Brittany Quach, Mr. Wang’s wife; (iii) 145,772 and 145,772 shares of Class B common stock held of record by Dongmei Yang and Xiaofei Wang, the mother and father of Mr. Wang, respectively; and (iv) 57,942 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026, which are exchangeable for an equal number of shares of Class B common stock at Mr. Wang’s election. Mr. Wang holds revocable voting proxies over the shares held of record by Ms. Quach, Ms. Yang, and Mr. X. Wang and, as a result, may be deemed to have sole voting power over such shares. Includes an aggregate of 2,137,993 shares of Class B common stock held of record by (a) The B 2024 Trust, The J 2024 Trust, The K 2024 Trust, and The L 2024 Trust, for which Xiaofei Wang serves as trustee, and (b) The D 2024 Trust, The W 2024 Trust, and The X 2024 Trust, for which Brittany Quach serves as trustee. Mr. Wang disclaims beneficial ownership of the shares held by his wife, his parents, and the aforementioned trusts except to the extent of his pecuniary interest therein.

(3)

Consists of (i) 60,771 shares of Class B common stock held of record by Sequoia Capital U.S. Venture Partners Fund XV, L.P.; (ii) 1,066,202 shares of Class B common stock held of record by Sequoia Capital U.S. Growth Fund VIII, L.P., or GFVIII; (iii) 619,142 shares of Class B common stock held of record by Sequoia Capital U.S. Venture XV Principals Fund, L.P.; (iv) 168,999 shares of Class B common stock held of record by Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P.; and (v) 4,013,641 shares of Class B common stock held of record by Sequoia Capital U.S. Venture Fund XV, L.P. SC US (TTGP), Ltd. is (i) the general partner of SC U.S. Venture XV Management, L.P., which is the general partner of Sequoia Capital U.S. Venture Fund XV, L.P., Sequoia Capital U.S. Venture Partners Fund XV, L.P., Sequoia Capital U.S. Venture XV Principals Fund, L.P. and Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P., or collectively, the XV Funds, and (ii) the general partner of SC U.S. Growth VIII Management, L.P., which is the general partner of GFVIII. As a result, SC US (TTGP), Ltd. may be deemed to share voting and dispositive power with respect to the shares held by the XV Funds and GFVIII. The address for each of the Sequoia Capital entities identified in this footnote is 2800 Sand Hill Rd., Suite 101, Menlo Park, CA 94025.

(4)

Consists of (i) 4,373,831 shares of Class B common stock held of record by Accel Growth Fund IV L.P., or AGF4; (ii) 209,205 shares of Class B common stock held of record by Accel Growth Fund Investors 2016 L.L.C., or AGFI16; and (iii) 24,879 shares of Class B common stock held of record by Accel Growth Fund IV Strategic Partners L.P., or AGF4SP. Accel Growth Fund IV Associates L.L.C., or AGF4A, is the general partner of AGF4 and AGF4SP and has sole voting and investment power with respect to the shares held of record by AGF4 and AGF4SP. Andrew G. Braccia, Sameer K. Gandhi, Ping Li, Ryan J. Sweeney and Richard P. Wong are the managing members of AGF4A and share such powers. Messrs. Braccia, Gandhi, Li, Sweeney and Wong also are the managing members of AGFI16 and share voting and investment power with respect to the shares held of record by AGFI16. The managing members disclaim Section 16 beneficial ownership over the securities reported herein except to the extent of their pecuniary interest therein. The address for each of these entities is 500 University Ave., Palo Alto, CA 94301.

(5)

As reported in a Schedule 13G filed with the SEC on May 15, 2026, consists of 3,128,902 shares of Class A common stock held of record by SVF II Aggregator (DE) LLC (SVF). SoftBank Group Corp. (SoftBank), which is a publicly traded company listed on the Tokyo Stock Exchange, is the sole shareholder of SB Global Advisers Limited (SBGA). SBGA has been appointed as manager and is responsible for making all decisions related to the acquisition, structuring, financing and disposal of SoftBank Vision Fund II-2 L.P.’s investments, including as held by SVF. SoftBank Vision Fund II-2 L.P. is the sole limited parter of SVF II Aggregator (Jersey) LP, which is the sole member of SVF II Holdings (DE) LLC, which is the sole limited partner of SVF II Investment Holdings (Jersey) L.P., which is the sole member of SVF II Investment Holdings LLC, which is the sole member of SVF II Investment Holdings (Subco) LLC, which is the sole member of SVF. As a result of these relationships, each of these entities and individuals may be deemed to share beneficial ownership of the securities referenced herein. Each of them disclaims any such beneficial ownership. The address for SoftBank is 1-7-1 Kaigan, Minato-ku, Tokyo, 105-7537, Japan. The address for SBGA is 69 Grosvenor Street, Mayfair, London W1K 3JP, England, United Kingdom. The address for each of SoftBank Vision Fund II-2 L.P., SVF II Aggregator (Jersey) L.P. and SVF II Investment Holdings (Jersey) L.P. is c/o Gen II (Jersey) Limited, 47 Esplanade, St. Helier, Jersey, JE1 0BD. The address for each of the other Reporting Persons is 1521 Concord Pike, Wilmington, DE 19803.

(6)

Consists of (i) 145,789 shares of Class A common stock; (ii) 111,377 shares subject to stock options to purchase Class A common stock that are exercisable within 60 days of September 30, 2026; and (iii) 41,459 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026.

(7)	Consists of (i) 53,042 shares of Class A common stock; and (ii) 20,323 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026.
(8)

Consists of (i) 439,877 shares of Class A common stock held indirectly through investment funds in which certain of Mr. Botha’s estate planning vehicles are partners; and (ii) 1,897 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026.

(9)

Consists of (i) 22,224 shares of Class A common stock; (ii) 32,879 shares subject to stock options to purchase Class A common stock that are exercisable within 60 days of September 30, 2026; and (iii) 2,102 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026.

(10)

Consists of (i) 23,152 shares of Class A common stock; (ii) 49,318 shares subject to stock options to purchase Class A common stock that are exercisable within 60 days of September 30, 2026; and (iii) 2,244 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026.

(11)	Consists of (i) 7,294 shares of Class A common stock; and (ii) 2,715 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026.
(12)

Consists of (i) the shares listed in footnote 4 above held of record by entities affiliated with Accel; (ii) 4,183 shares of Class A common stock held of record by Nathan J. Niparko and Kelly Niparko, Co-Trustees of the Niparko Living Trust dated August 11, 2021; and (iii) 1,731 shares of Class A common Stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026.

(13)

Consists of (i) 18,838 shares of Class A common stock; (ii) 9,566 shares subject to stock options to purchase Class A common stock that are exercisable within 60 days of September 30, 2026; and (iii) 1,857 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026.

(14)	Consists of (i) 265,775 shares of Class A common stock, and (ii) 3,076 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026.
(15)

Consists of (i) 920,833 shares of Class A common stock; (ii) 17,341,174 shares of Class B common stock; (iii) 91,763 shares subject to stock options to purchase Class A common stock that are exercisable within 60 days of September 30, 2026; and (iv) 183,137 shares of Class A common stock issuable upon the settlement of RSUs vested within 60 days of September 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ethos Technologies Inc.

Dated: October 9, 2026

	By:	/s/ Christopher Capozzi
Christopher Capozzi
Chief Financial Officer